UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2008
PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000, San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (210) 828-7689
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On August 28, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Pioneer Drilling Company (the “Company”) approved adjustments, effective as of April 1, 2008, to the annual base salaries of certain of the Company’s executive officers and other key employees (collectively, the “Named Executive Officers”).
     The Compensation Committee also approved annual cash incentive award opportunities (the “Award Opportunities”) for the Named Executive Officers for the Company’s fiscal year ending December 31, 2008 (“FY 2008”), pursuant to the Company’s 2007 Incentive Plan. The Award Opportunities are expressed as a percentage of the Named Executive Officer’s annual base salary.
     The annual base salaries, as adjusted, and Award Opportunities for the Named Executive Officers are as follows:

		Previous	Adjusted	Target Award
Name	Position	Base Salary	Base Salary	Opportunity(1)
Wm. Stacy Locke	Director, President and Chief Executive Officer	$450,000	$550,000	80%

William D. Hibbetts	Interim Chief Financial Officer	$210,000	$210,000	40%

Franklin C. West	President—Drilling Services Division	$370,000	$395,000	50%

Joseph B. Eustace	President—Production Services Division	$230,000	$280,000	50%

Donald G. Lacombe	Senior Vice President of Drilling Services Division—Marketing	$195,000	$210,000	40%

(1)	For each of the Named Executive Officers, the maximum Award Opportunity is equal to approximately 200% of the target Award Opportunity.

     Pursuant to the Company’s 2007 Incentive Plan, the Compensation Committee also approved grants of long-term incentive awards in the form of restricted stock and stock options to the Named Executive Officers for FY 2008. The restricted stock awards generally vest in three equal annual installments beginning on the first anniversary of the grant date. The stock option grants have an exercise price equal to the fair market value on August 28, 2008 (the date of grant), generally vest in three equal annual installments beginning on the first anniversary of the grant date, and expire no later than the tenth anniversary of the grant date.
     The FY 2008 long-term incentive awards for the Named Executive Officers are as follows:

Name	Stock Options	Restricted Stock Awards
Wm. Stacy Locke	180,000	28,500

William D. Hibbetts	24,000	3,900

Franklin C. West	93,000	15,000

Joseph B. Eustace	54,000	8,400

Donald G. Lacombe	24,000	3,900

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description

10.1	Pioneer Drilling Company 2007 Incentive Plan Form of Stock Option Agreement

10.2	Pioneer Drilling Company 2007 Incentive Plan Form of Employee Restricted Stock Award Agreement

10.3	Pioneer Drilling Company 2007 Incentive Plan Form of Non-Employee Director Restricted Stock Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ William D. Hibbetts
William D. Hibbetts
Interim Chief Financial Officer

Dated: September 4, 2008

Exhibit Index

Exhibit No.	Document Description

10.1	Pioneer Drilling Company 2007 Incentive Plan Form of Stock Option Agreement

10.2	Pioneer Drilling Company 2007 Incentive Plan Form of Employee Restricted Stock Award Agreement

10.3	Pioneer Drilling Company 2007 Incentive Plan Form of Non-Employee Director Restricted Stock Award Agreement